UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 17, 2010
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) On September 17, 2010, as part of an internal reorganization, the board of directors of Global Entertainment, Inc. (the "Company") elected to eliminate the position of general counsel, effective immediately. As a result, James Domaz, Senior Vice President, General Counsel and Secretary of the Company, was terminated.

     On September 19, 2010, Michael L. Bowlin and Mark Schwartz resigned from the board of directors of the Company. Neither director resigned as a result of a disagreement with the Company.

     (c) On September 20, 2010, as part of the Company's internal reorganization, the board of directors of the Company appointed Steven E. Lee, 53, as Executive Vice President, Chief Administrative Officer and Secretary. Mr. Lee will oversee several of the Company's administrative and operating functions, including human resources, information technology, legal, contract administration and related areas. For the past seven years, Mr. Lee was a Senior Vice President of Scott Communities, a residential home builder with operations in Arizona and Texas, where his responsibilities included negotiating land acquisitions, vendor contracts and sales contracts, managing forward planning, entitlements and IT functions and overseeing the company's human resource, warranty and legal issues. Mr. Lee is a licensed attorney in the State of Arizona and adds significant operations and legal experience to the Company's management team. Mr. Lee will be paid an annual salary of $95,000 and will be eligible for a bonus at the discretion of the Chief Executive Officer and the compensation committee of the board of directors of the Company. Mr. Lee will also be eligible to participate in the other benefit and bonus plans of the Company. See the Press Release of the Company, which is attached hereto as
Exhibit 99.1, for additional information regarding Mr. Lee.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         Exhibit                          Description
         -------                          -----------

           99.1       Press Release of the Company, dated September 23, 2010.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL ENTERTAINMENT CORPORATION


Date: September 23, 2010                  By: /s/ James Yeager
                                             -----------------------------------
                                          Name:  James Yeager
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer



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